SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant                               /X/

Filed by a party other than the registrant            / /

Check the appropriate box:

/X/  Preliminary proxy statement

/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

/ /  Definitive proxy statement

/ /  Definitive additional materials

/ /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                         AVALON FUND OF ANN ARBOR, INC.
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
                                 NOT APPLICABLE

        IMPORTANT NEWS FOR AVALON CAPITAL APPRECIATION FUND SHAREHOLDERS

WHILE WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT, HERE'S A BRIEF OVERVIEW OF THE SOLE MATTER TO BE VOTED UPON.

                    Q & A ABOUT THE ENCLOSED PROXY MATERIALS

Q.   WHAT IS HAPPENING?

A. Questar Capital Corporation ("Questar"), the Investment Adviser to the Avalon Capital Appreciation Fund (the "Fund") has engaged the services of Navellier Management, Inc. to be the Fund's new sub-adviser and to provide day-to-day investment management services to the Fund. The Board of Directors of your Fund has approved the Adviser's choice, and you are being asked by this proxy to also approve the engagement of Navellier.

Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?

A. The Investment Company Act of 1940 (the "Act") requires a vote of the shareholders of a fund whenever there is a material change to the investment management agreements affecting the Fund. The hiring of Navellier as sub-adviser to the Fund constitutes a material change in the investment services agreements for the Fund. Accordingly, your approval of the change is required under the Act.

Q.   HOW WILL THESE CHANGES AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund will not change. You will still own the same shares in the same Fund. Your Board and Questar have made every effort to choose a sub-adviser who can provide excellent service and above-average returns to your Fund. Navellier has committed to provide all resources necessary to provide your Fund with top quality investment management and shareholder services. Questar believes that Navellier will be much better able to achieve significantly enhanced performance in the Fund relative to past returns.

Q.   WILL THE INVESTMENT ADVISORY AND RULE 12B-1 FEES BE THE SAME?

A. Your fees will not change. Questar will pay Navellier a percentage of the investment advisory fee that Questar presently receives from the Fund.

Q.   HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the Board members of the Fund, including the independent members, recommend that you vote "For" the sole item on the enclosed ballot.

Q.   WHO  IS  PAYING  THE  COST  OF  THE  SHAREHOLDER  MEETING  AND  THIS  PROXY
     SOLICITATION?

A. Questar, not your Fund, is paying the costs of the Fund's shareholder meeting and proxy solicitation.

Q.   WHOM DO I CALL FOR MORE INFORMATION?

A.   Please call Shareholder Services at 1-800-220-8888
--------------------------------------------------------------------------------

                                ABOUT THE BALLOT

Shown below is the ballot that you will use to vote on the matters described above and hereafter in these proxy materials.

1. Approve a new sub-advisory agreement between the Fund, Questar Capital Corporation and Navellier Management, Inc.

     For                      Against                       Abstain
     / /                      / /                           / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!

Please vote all issues shown on your ballot.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. On all Items, mark -- For, Against or Abstain. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

                   THANK YOU FOR MAILING YOUR BALLOT PROMPTLY!
--------------------------------------------------------------------------------

Avalon Fund of Ann Arbor, Inc.
1350 Highland Drive, Suite A
Ann Arbor, MI 48108

TELEPHONE 1-800-220-8888
                                                                   June 23, 1999
Dear Shareholder:

     As you read in the Questions and Answers (Q & A) on page 1, the Board of Directors of your Fund has approved the engagement of Navellier Management, Inc. to be the Fund's new sub-adviser and we need your vote to approve that action.

     We're sending this proxy statement to you because your vote is important to the changes taking place in your Fund. Because of the engagement of a new sub-adviser, it is necessary for you to approve a new investment management agreement.

     As you review these materials, please keep in mind that if the new investment management agreement is approved, your Fund shares will not change, and all fees presently charged by the Fund will stay the same. If you approve the new investment management agreement, the board is confident that you will receive the high quality investment management and shareholder services that you have come to expect.

     Your Board of directors has approved the proposal and recommends it for your approval. I encourage you to vote in favor of the proposal. Please read the enclosed materials carefully before you vote on these proposal. The materials explain in detail the reasons for the change being proposed to you by this proxy.

PLEASE VOTE NOW TO HELP SAVE THE COST OF ADDITIONAL SOLICITATIONS.

As always, we thank you for your confidence and support.

Sincerely,

/s/ Robert E. Boone
President
--------------------------------------------------------------------------------

                         AVALON FUND OF ANN ARBOR, INC.
                          1350 Highland Drive, Suite A
                               Ann Arbor, MI 48108
                            TELEPHONE 1-800-220-8888

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        July 26, 1999 AND PROXY STATEMENT
                                  July 5, 1999

To the Shareholders:

You are invited to attend a special meeting of shareholders of the Avalon Capital Appreciation Fund (the "Fund"), a series of the Avalon Fund of Ann Arbor, Inc. (the "Company"):

The meeting will be held at 1350 Highland Drive, Suite A, Ann Arbor, MI 48108 on Friday, July 26, 1999 at 10:00 a.m., Eastern time, for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

1.   To  approve  a  new   investment   management   agreement   with  Navellier
     Investments, Inc.

The Board of Directors of your Fund has selected the close of business on June 30, 1999 as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting. Shareholders are entitled to one vote for each share held.

--------------------------------------------------------------------------------

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. TO SAVE THE COST OF ADDITIONAL SOLICITATIONS, PLEASE MAIL YOUR PROXY PROMPTLY.
--------------------------------------------------------------------------------

The accompanying proxy is solicited by the Board of Directors (the "Board") of the Avalon fund of Ann Arbor, Inc. for voting at the special meeting of shareholders to be held on Monday, July 26, 1999, and at any and all adjournments thereof (the "Meeting"). This proxy statement was first mailed to shareholders on or about July 5, 1998.

THE SERIES FUNDS. The Avalon Fund of Ann Arbor (the "Company") is a "series company" that issues various series of shares. (Each series also is sometimes described herein as a "Fund.") Each series has its own investment objective and policies and operates independently for purposes of investments, dividends and redemptions. The Company presently offers a single series, The Avalon Capital Appreciation Fund (the "Fund").

The Fund presently offers a single class of shares, the No-Load Class. Shares of the Fund represent a proportionate interest in the Fund.

As a shareholder of the Fund, you are being asked to vote on a single item, approval of a new investment management agreement with Navellier Investments, Inc. The Board of Directors of your Fund recommends that you vote for the item. The vote required to approve the item is described under the section of this proxy statement entitled "Miscellaneous."

The Board of Directors has fixed the close of business on June 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. As of June 30, 1999, the Fund had 126,544.85 Shares issued and outstanding.

ITEM 1. NEW INVESTMENT MANAGEMENT AGREEMENT WITH NAVELLIER MANAGEMENT, INC.

INTRODUCTION

Questar Capital Corporation ("Questar"), the investment Adviser to your Fund, in order to maximize the Fund's ability to enhance the asset growth and performance of the Fund, recently undertook a nationwide search to find an investment advisory firm that could provide outstanding day-to-day investment management to the Fund. After an exhaustive search, Questar approached Navellier Management, Inc. ("Navellier") to be the Fund's new sub-adviser, and Navellier accepted Questar's offer. On May 28, 1999 at heir regular quarterly meeting, the Board of Directors for the Fund, after full consideration, approved Navellier to be the new sub-adviser for the Fund.

Navellier was founded in 1993 as an investment advisory firm whose principal business is providing financial management services to individuals, pension funds and institutional portfolios. Navellier presently manages approximately $2 billion in client assets.

Mr. Louis G. Navellier is the founder and President of Navellier and has been its chief investment officer since the firm's inception. Mr. Navellier acts as portfolio manager to the Fund.

Mr. Navellier has accumulated over thirteen years experience as an investment manager. He is a graduate of California State university with an MBA in Finance. In 1980, Mr. Navellier began publishing the MPT Review, a stock advisory newsletter. Since 1985, Mr. Navellier has been actively managing investment portfolios through his company, Navellier & Associates, Inc. In 1993, Mr. Navellier founded Navellier Management Inc. In addition to the Fund, Navellier Management, Inc. also manages a no-load annuity product and publishes the Blue Chip Growth newsletter.

The engagement of Navellier as the new sub-adviser to the Fund will result in the Fund executing a new investment management agreement. The Investment Company Act of 1940 (the "1940 Act"). Requires that the Fund obtain the approval of a "majority" of the outstanding shares of a fund when entering into an investment management agreement. As required by the 1940 Act, a new investment management agreement between Questar, the Fund and Navellier ("management agreement") is being proposed for approval by shareholders of the Fund. A copy of the form of the new management agreement is attached hereto as Exhibit A. Questar will be responsible for paying the fees to Navellier under the new management agreement. Under the new management agreement, Questar will pay Navellier each month a fee equal to 0.75% per annum of the average daily net assets of the Fund. This fee will paid out of the investment advisory fee of 0.50% currently paid to Questar. The Fund will not be responsible for any fees payable to Navellier.

BOARD OF DIRECTORS RECOMMENDATION

The Board met on May 28, 1999 to consider the qualifications of Navellier. The Board of Directors, including a majority of the Directors who are not parties to such agreement or interested persons of any such party, voted to approve the new management agreement and to recommend it to shareholders for their approval.

For information about the Board's deliberations and the reasons for its recommendation, please see "Board of Directors Evaluation" near the end of this
Item 1.

The Board recommends that shareholders vote FOR approval of the new management agreement.

INVESTMENT MANAGEMENT AGREEMENT

The new  management  agreement  provides that  Navellier  will act as investment manager to the Fund, manage the Fund's day-to-day investments, provide sufficient facilities, equipment, clerical, bookkeeping and administrative services to properly administer its services to the Fund, provide shareholder and information services and permit any of its officers or employees to serve without compensation as Directors or officers of the Company if duly elected to such positions.

Under the new management agreements, the Questar agrees to assume and pay the charges and expenses of the Fund's operations not specifically assumed by Navellier including, by way of example and not by way of limitation, the compensation of the Directors other than those affiliated with Navellier, charges and expenses of independent auditors, of legal counsel, of any transfer or dividend disbursing agent, of any registrar of the Fund and of the custodian (including fees for safekeeping of securities), costs of calculating net asset value, all costs of acquiring and disposing of portfolio securities, interest, if any, on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, reports and notices to shareholders, and other like miscellaneous expenses.

The management agreement provides that Navellier shall not be liable for any error of judgment or of law, or for any loss suffered by the Company in connection with the matters to which the management agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Navellier in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the management agreement.

The management agreement may be terminated by Questar or the Company without penalty upon sixty (60) days written notice, or by a majority vote of the outstanding shares of the Fund, and automatically terminates in the event of its assignment.

The new management agreement for the Fund will be dated as of July 26, 1999. The new management agreement will continue in effect for an initial term of two years, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of the Fund, as defined under the 1940 Act, or by the Board and, in either event, the vote of a majority of the Directors who are not parties to the agreement or interested persons of any such party, cast in person at a meeting called for such purpose.

At the Board meeting on May 28, 1999, the Board voted to recommend the new agreement to the Fund's shareholders for their approval.

BOARD OF DIRECTORS EVALUATION

At a regular meeting of the Board on May 28, 1999, the Board discussed its options with respect to the prior performance of the Fund, and the board's options with respect to improving that performance. The Board agreed that it would be necessary and in the best interests of the Fund to engage a sub-adviser to assist Questar in the Fund's day-to-day investment management. Having previously directed Questar to search for a new sub-adviser, the Board evaluated several potential replacement sub-advisers, as presented to the Board by management. In addition, counsel to the Fund and the independent Directors prepared and distributed an analysis of the Board's fiduciary obligations. The Directors discussed the recommendations of management and reviewed their fiduciary obligations. There was extended discussion of, and questioning about, Navellier's qualifications as a sub-adviser and its plans for the Fund. As a result of their investigation and consideration of Navellier and the new management agreement, at its meeting on My 28, 1999, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

During its deliberations, the Board used outside assistance in its analysis of Navellier's financial status and historical investment performance on behalf of its other clients to help evaluate the potential effects upon the Fund. Throughout the review process the independent Directors had the assistance of legal counsel.

The Board obtained from Navellier information regarding Navellier and the future plans of Navellier with respect to the Fund. Included in the information furnished to and discussed with the Board were financial statements and other representations of the financial condition of Navellier.

In evaluating the new management agreement, the Board examined the proposed fees in light of fees paid to other sub-advisers for similar funds, and for sub-advisers as a whole, in light of the duties and responsibilities of the sub-advisers. As a result of its deliberations, the Board found that, in the exercise of its reasonable business judgement, the proposed management fee to be paid to Navellier under the new management agreement was fair and reasonable.

The Board considered a number of factors in its evaluation of the proposed new agreement, including the nature and quality of services provided by Navellier; investment performance, both of Navellier itself and relative to that of competitive investment advisors; investment management fees and expense ratios of the Fund and competitive investment companies; expected Navellier profitability from managing the Fund; fall-out benefits to Navellier from its relationship to the Fund, including revenues derived from services provided to the Fund by affiliates of Navellier; and the potential benefits to Navellier and to the Fund and their shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms. The Board discussed the financial condition of Navellier with the senior management of Navellier and among themselves.

In evaluating the new management agreement, the Board gave great, though not controlling, weight to the nature and quality of services provided by Navellier; Navellier profitability from managing the Fund; fall-out benefits to Navellier from its relationship to the Company, including revenues derived from services provided to the Fund by affiliates of Navellier; and the potential benefits to Navellier and to the Fund and its shareholders of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms, were all equally important factors leading the Board to conclude that the new management agreement would be of benefit to the Fund.

Of equal importance to the Board were its findings that the financial condition of Navellier, its ongoing financial viability, and its excellent past record of above-average investment performance, made it more likely that Navellier would perform well for the Fund's shareholders.

As a result of their investigation and consideration of Navellier and the new management agreement, at its meeting on May 28, 1999, the Board voted to approve the new management agreement and to recommend it to the shareholders of the Fund for their approval.

The Board of Directors recommends that shareholders of the Fund vote FOR approval of the new management agreement.
--------------------------------------------------------------------------------

OTHER INFORMATION

ALLOCATION OF PORTFOLIO TRANSACTIONS. Navellier will be the investment manager for the Fund. Navellier, in effecting purchases and sales of portfolio securities for the account of the Fund, implements the Company's policy of seeking best execution of orders, which includes best net prices, except to the extent that Navellier may be permitted to pay higher brokerage commissions for research services as described below. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of each firm's professional services, which include execution, clearance procedures, wire service quotations and statistical and other research information provided to the Fund and Navellier. Any research benefits derived are available for all clients, including clients of affiliated companies. Since statistical and other research information is only supplementary to research efforts of Navellier and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to materially reduce its expenses. In selecting among firms believed to meet the criteria for handling a particular transaction, Navellier may give consideration to those firms that have sold or are selling shares of the Fund, as well as to those firms that provide market, statistical and other research information to the Fund and to Navellier. Navellier is not authorized to pay higher commissions or in the case of principal trades, higher prices, to firms that provide such services, except as provided below.

Navellier may in certain instances be permitted to pay higher brokerage commissions solely for receipt of market, statistical and other research services. Subject to Section 28(e) of the Securities

Exchange Act of 1934 and procedures adopted by the Board, the Fund could pay to a firm that provides research services to Navellier a commission for effecting a securities transaction for a Fund in excess of the amount other firms would have charged for the transaction. The Fund could do this if Navellier determines in good faith that the greater commission is reasonable in relation to the value of the research services provided by the executing firm viewed in terms either of a particular transaction or Navellier's overall responsibilities to the Fund or other clients. Not all such research services may be useful or of value in advising a particular series. Research benefits will be available for all clients of Navellier and its subsidiaries. In addition, the investment management fee paid by the Fund to Navellier is not reduced because it receives these research services.

MISCELLANEOUS

GENERAL

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies will be paid by Questar, including any additional solicitation made by letter, telephone or telegraph. The legal costs associated with the preparation of this proxy will be paid by Questar. In addition to solicitation by mail, certain officers and representatives of the Company and Questar, and officers and employees of Navellier and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition, Questar and/or Navellier may retain a firm to solicit proxies on behalf of the Board, the fee for which will be borne by the party incurring the expense.

A COPY OF YOUR FUND'S SEMI-ANNUAL REPORT IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY WRITING TO THE AVALON FUND OF ANN ARBOR, INC., P.O. BOX 844, CONSHOHOCKEN, PA 19428-0844, OR BY CALLING 1-800-220-8888.

PROPOSALS OF SHAREHOLDERS

As a Maryland corporation, the Company is not required to hold annual shareholder meetings, but will hold special meetings as required or deemed desirable. Since the Company does not hold regular meetings of shareholders, the anticipated date of the next shareholders meeting cannot be provided. Any shareholder proposal that may properly be included in the proxy solicitation material for a special shareholder meeting must be received by the Company no later than four months prior to the date when proxy statements are mailed to shareholders.

OTHER MATTERS TO COME BEFORE THE MEETING

The Board of Directors of the Company is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Company.

VOTING, QUORUM

Each share of the Fund is entitled to one vote on each matter submitted to a vote of the holders of that shares of the Fund at the Meeting; no shares have cumulative voting rights.

Each valid proxy will be voted in accordance with the instructions on the proxy and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR the sole item on the proxy. Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Company or in person at the time of the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

The sole item to be voted on by this proxy requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

The Articles of Incorporation and by-laws of the Company provide that the presence at a shareholder meeting in person or by proxy of at least 33.3% of the shares of a series constitutes a quorum for that series. Thus, the meeting for a particular series could not take place on its scheduled date if less than 33.3% of the shares of that series were represented. If, by the time scheduled for the meeting, a quorum of shareholders of a series is not present or if a quorum is present but sufficient votes in favor of any of the items are not received, the persons named as proxies may propose one or more adjournments of the meeting for that series to permit further soliciting of proxies from its shareholders. Any such adjournment will require the affirmative vote of a majority of the shares of the series as to which the meeting is being adjourned present (in person or by proxy) at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interest of the respective series' shareholders.

In tallying shareholder votes, abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted for purposes of determining whether a quorum is present for purposes of convening the Meeting. Abstentions and broker non-votes will not be counted as "votes cast" and will have no effect on the result of the vote. The Board of Directors of the Company recommends an affirmative vote on the item.

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

By order of the Board of Directors,
Robert E. Boone
President

                                    EXHIBIT A

                              HOLDERS OF MORE THAN
                             5% OF THE FUND'S SHARES
                               AS OF JUNE 30, 1999

NAME AND ADDRESS                   % OWNERSHIP                   # SHARES
----------------                   -----------                   --------
Aroys Flynn Hayden Trust              4,651                       10.46%
FBO Bruce Hayden
120 Liberty Street, Suite 300
Ann Arbor, MI  48104

Aroys Flynn Hayden Trust              2,791                        6.28%
FBO Barbara Lurkins
120 Liberty Street, Suite 300
Ann Arbor, MI  48104

Robert E. Boone, IRA                 11,000                       24.74%
1684 Park Side Court
Ann Arbor, MI  48108

Harold A. Wilson &                    6,088                       13.69%
Mary I. Wilson Trust
797 Textile Road
Ann Arbor, MI  48108

Olga Turner, IRA                      7,418                       16.68%
2180 Scofield-Carleton Road
Carleton, MI  48117-9593

                                    EXHIBIT B

                                     FORM OF
                         INVESTMENT MANAGEMENT AGREEMENT

                             SUB-ADVISORY AGREEMENT

     AGREEMENT, made this 26TH day of July, 1999, between the Avalon Fund of Ann Arbor, Inc. (the "Company"), Questar Capital Corporation ("Questar") and Navellier Management, Inc., (the "Sub-Advisor"), registered as an investment Advisor under the Investment Advisors Act of 1940, as amended (the "Act").

                                   BACKGROUND

     WHEREAS, the Company is registered as a diversified, open-end management investment company of the series type under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, Questar is a corporation duly organized under the laws of the State of Michigan and is registered as an investment adviser with the Securities and Exchange Commission, and

     WHEREAS, Questar presently serves as investment adviser to the company under a written agreement for such services, and

     WHEREAS, the Sub-Adviser is a corporation duly organized under the laws of the State of Michigan and is registered as an investment adviser with the Securities and Exchange Commission, and

     WHEREAS, Questar desires to retain the Sub-Adviser to furnish investment advisory services to the Avalon Capital Appreciation Fund (the "Fund") series of the company pursuant to the terms and conditions of this Agreement, the Sub-Adviser is willing to so furnish such services, and the Company consents to the appointment of the Sub-Adviser;

     NOW THEREFORE, in consideration of the foregoing and the agreements and covenants herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.   Appointment
     -----------

     Questar hereby appoints the Sub-Adviser, and the Company consents to the appointment, to act as Investment Advisor to the Avalon Capital Appreciation Fund (the "Fund") for the periods and on the terms set forth in this Agreement. The Sub-Adviser accepts the appointment and agrees to furnish the services herein set forth for the compensation herein provided.

2.   Delivery of Documents
     ---------------------

     The Company has furnished the Sub-Adviser with copies properly certified or authenticated copies of each of the following:

a. The company's Articles of Incorporation, as filed with the State of Maryland (such Articles, as presently in effect and as from time to time amended, are herein called the "Articles");
b. The Company's by-laws (such by-laws, as presently in effect and as they may be from time to time amended, are herein called the "by-laws")
c. Resolutions of the Company's Board of Directors authorizing the appointment of the Sub-Adviser and approving this Agreement;
d. The Company's Registration Statement on form N-1A promulgated under the 1940 Act and under the Securities Act of 1933, as amended (the "1933 Act"), relating to shares of beneficial interest of the Fund (herein called the "Shares") as filed with the Securities and Exchange Commission ("SEC") and all amendments thereto;
e. The Fund's Prospectus, Statement of Additional Information (such Prospectus, together with the statement of Additional Information, as presently in effect and all amendments and supplements thereto are herein called the "Prospectus")

     The Company will furnish the Sub-Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing at the same time as such documents are required to be filed with the SEC.

3.   Management
     ----------

Subject to the supervision of Questar and the Company's Board of Directors, the Sub-Adviser will provide a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents in the Fund. The Sub-Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Fund. The Sub-Adviser will provide the services under this Agreement in accordance with the Fund's investment objectives, policies and restrictions as such are set forth in the prospectus from time to time. The Sub-Adviser further agrees that it:

     (a) Will conform its activities to all applicable rules and Regulations of the SEC and will, in addition, conduct its activities under this agreement in accordance with the regulations of any other Federal and State agencies which may now or in the future have jurisdiction over its activities under this Agreement.

     (b) Will place orders pursuant to its investment determinations for the Fund either directly with the respective issuers or with any broker or dealer. In placing orders with brokers or dealers, the Sub-Adviser will attempt to obtain the best net price and the most favorable execution of its orders. Consistent with this obligation, when the Sub-Adviser believes two or more brokers or dealers are comparable in price and execution, the Sub-Adviser may prefer: (i) brokers and dealers who provide the Fund with research advice and other services, or who recommend or sell Fund shares, and (ii) brokers who are affiliated with the Fund or the Sub-Adviser; provided, however, that in no instance will portfolio securities be purchased from or sold to the Sub-Adviser in principal transactions;

     (c) Will provide, at its own cost, all office space, facilities and equipment necessary for the conduct of its advisory activities on behalf of the Fund.

4.   Services not Exclusive
     ----------------------

The advisory services to be furnished by the Sub-Adviser hereunder are not to be considered exclusive, and the Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby; provided, however, that without the written consent of the Directors of the Company, the Sub-Adviser will not serve as an investment adviser to any other investment company having a similar investment objective to that of the Fund.

5.   Books and Records
     -----------------

In compliance with Rule 31a-3 promulgated under the 1940 Act, that Sub-Adviser hereby agrees that all records which it maintains for the benefit of the Fund are the property of the Fund and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 promulgated under the 1940 Act, the records required to be maintained by it pursuant to Rule 31a-1 promulgated under the 1940 Act that are not maintained by others on behalf of the Fund.

6.   Expenses
     --------

During the term of this Agreement, the Sub-Adviser will pay all expenses incurred by it in connection with its investment advisory services furnished to the Fund other than the costs of securities and other investments (including brokerage commissions and other transaction charges) purchased or sold for the Fund.

7.   Compensation
     ------------

Questar will pay the Sub-Adviser, and the Sub-Adviser will accept as full compensation for its services rendered hereunder, an investment advisory fee, computed at the end of each month and payable within five (5) business days thereafter, equal to the annual rate of 0.75% of the average daily net assets of the Fund.

8.   Limitation of Liability
     -----------------------

The Sub-Adviser shall not be liable for any error of judgement, mistake of law or for any other loss suffered by the Fund in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful malfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations or duties under this Agreement.

9.   Duration and Termination
     ------------------------

This Agreement shall become effective as of July 26, 1999 and, unless sooner terminated as provided herein, shall continue in effect for two years. Thereafter, this Agreement shall be renewable for successive periods of one year each, provided such continuance is specifically approved annually:

     (a) By the vote of a majority of those members of the Board of Directors who are not parties to the Agreement or interested persons of any such party (as that term is defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such approval; and

     (b) By vote of either the Board of Directors or a majority (as that term is defined in the 1940 Act) of the outstanding voting securities of the Fund.

Notwithstanding the foregoing, this Agreement may be terminated by the Company, Questar or by the Sub-Adviser at any time upon sixty (60) days written notice, without payment of any penalty. Provided that termination by the Company must be authorized by vote of the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund. This Agreement will automatically terminate in the event of its assignment (as that term is defined in the 1940
Act).

10.  Amendment of this Agreement
     ---------------------------

No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by a written instrument signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act).

11.  Miscellaneous
     -------------

The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby. This Agreement shall be binding on, and shall inure to the benefit of, the parties hereto and their respective successors.

12.  Counterparts
     ------------

This Agreement may be executed in counterparts by the parties hereto, each of which shall constitute and original, and all of which, together, shall constitute one Agreement.

13.  Governing Law
     -------------

This Agreement shall be construed in accordance with, and governed by, the laws of the State of Michigan.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

Attest:                                 AVALON FUND OF ANN ARBOR, INC.


By: _______________________             By: /s/ Robert E. Boone
Title:                                  Title: President

Attest:                                 QUESTAR CAPITAL CORPORATION


By: _______________________             By: /s/ Robert E. Boone
Title:                                  Title: President


Attest:                                 NAVELLIER MANAGEMENT INC.


By: ________________________            By: /s/ Louis G. Navellier
Title:                                  Title: President

--------------------------------------------------------------------------------
                   Thank you for mailing your ballot promptly!

            We appreciate your continuing support and look forward to
                      serving your future investment needs.

                         AVALON FUND OF ANN ARBOR, INC.

1. Approve a new sub-advisory agreement between the Fund, Questar Capital Corporation and Navellier Management, Inc.

     For                      Against                       Abstain
     / /                      / /                           / /

Signature(s) (All registered owners of accounts shown to the left must sign. If signing for a corporation, estate or trust, please indicate your capacity or title.)

X
--------------------------------------------------------------------------------
Signature                                                        Date

X
--------------------------------------------------------------------------------
Signature                                                        Date

PLEASE VOTE TODAY!  PLEASE VOTE ALL ISSUES SHOWN ON YOUR BALLOT.

Please vote on each issue using blue or black ink to mark an X in one of the three boxes provided on each ballot. mark -- For, Against or Abstain to register your vote. Then sign, date and return your ballot in the accompanying postage-paid envelope. All registered owners of an account, as shown in the address on the ballot, must sign the ballot. If you are signing for a corporation, trust or estate, please indicate your title or position.

Your vote is needed! Please vote on the reverse side of this form and sign in the space provided. Return your completed proxy in the enclosed envelope today.

You may receive additional proxies for your other accounts with the Fund. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted. Please return them as soon as possible to help save the cost of additional mailings.

The signers of this proxy hereby appoint David F. Ganley and Paul L. Giorgio, and each of them, attorneys and proxies, with power of substitution in each, to vote all shares for the signers at the special meeting of shareholders to be held July 26, 1999, and at any adjournments thereof, as specified herein, and in accordance with their best judgement, on any other business that may properly come before this meeting. If no specification is made herein, all shares will be voted "FOR" the proposals set forth on this proxy. The proxy is solicited by the Board of Directors of the company, which recommends a vote "FOR" the sole item on the proxy.